UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D. C. 20549



                          FORM 8-K


                       CURRENT REPORT


 Pursuant to Section 13 OR 15(d) of The Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported)  April 22, 1998


               RIGHTCHOICE MANAGED CARE, INC.
   (Exact name of registrant as specified in its charter)


         Missouri                 1-13248                  43-1674052
(State or other jurisdiction    (Commission              (IRS Employer
     of incorporation)          File Number)           Identification No.)



1831 Chestnut Street, St. Louis, Missouri         63103-2275
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (314) 923-4444


Item 5.      Other Events

The registrant's press release, dated April 22, 1998, relating to a conceptual framework which would lead to a definitive agreement to resolve litigation with the Missouri
Department of Insurance and the Missouri Attorney General through the establishment of a charitable health care foundation, is attached as an exhibit hereto and incorporated herein by reference.

                        EXHIBIT INDEX

99   Press release dated April 22, 1998.

                         SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RightCHOICE Managed Care, Inc.




April 23, 1998                     [s] SANDRA VAN TREASE
                                   Sandra Van Trease
                                   Chief Financial Officer,
                                   Executive Vice President and
                                   Chief Operating Officer